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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 6, 2001


                           ABC FAMILY WORLDWIDE, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     333-12995                 95-4596247
(State or Other Jurisdiction          (Commission              (IRS Employer
       of Incorporation)              File Number)           Identification No.)


                          500 South Buena Vista Street
                            Burbank, California 91521
                    (Address of Principal Executive Offices)

                                 (818) 560-1000
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

        On December 6, 2001, the Registrant issued a press release announcing that it was extending the expiration date for its consent solicitations relating to its 9 1/4% Senior Notes due 2007 and its 10 1/4% Senior Discount Notes due 2007 until 5:00 p.m., New York City time, on December 12, 2001, unless further extended by the Registrant. The Registrant announced that the other terms of the consent solicitations will remain unchanged.

        The foregoing description is qualified in its entirety by the text of the press release dated December 6, 2001 which is filed as an exhibit hereto and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements.    None.

     (b)  Pro Forma Financial Information.    None.

     (c)  Exhibits.

          99.1    Press Release issued by Registrant on December 6, 2001.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 6, 2001                      ABC FAMILY WORLDWIDE, INC.


                                      By: /s/ David K. Thompson
                                         ---------------------------------------
                                         David K. Thompson
                                         Vice President and Assistant Secretary


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                                  EXHIBIT INDEX

Exhibit No.            Description

99.1                   Press Release issued by Registrant on December 6, 2001.